                                                                   Exhibit 99(m)

                              MUNDER FUNDS, INC.
                              MUNDER FUNDS TRUST
                        MUNDER FRAMLINGTON FUNDS TRUST
                             ST. CLAIR FUNDS, INC.

                             Amended And Restated
                    Combined Distribution And Service Plan

                               February 25, 2001


     WHEREAS, each of The Munder Funds, Inc. ("Company"), The Munder Funds Trust ("Trust"), The Munder Framlington Funds Trust ("Framlington") and St. Clair Funds, Inc. ("St. Clair") (collectively, "Fund Groups") engages in business as an open-end investment company and is registered with the Securities and Exchange Commission ("SEC") as such under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, shares of common stock or shares of beneficial interest of the Fund Groups are currently divided into separate investment portfolios ("Funds");

     WHEREAS, shares of common stock or beneficial interest of the Funds, except for the Liquidity Plus Money Market Fund, are currently divided into one or more of the following classes of shares, which may charge 12b-1 fees: Class A, Class B, Class C, Class II, and Class K;

     WHEREAS, each of the Fund Groups employs Funds Distributor, Inc. ("Distributor") as distributor of the securities of which it is the issuer;

     WHEREAS, each of the Fund Groups and the Distributor have entered into one or more Underwriting and/or Distribution Agreements pursuant to which the Distributor is employed in such capacity during the continuous offering of each Fund's shares;

     WHEREAS, each of the Fund Groups, on behalf of the Funds, either directly or through the Distributor, intends to enter into distribution and/or shareholder servicing agreements, including Dealer Agreements, with various service organizations ("Service Organizations") pursuant to which the Service Organizations will make available and/or provide various services to certain classes of shares of the Funds;

     WHEREAS, the Company has adopted a separate Service Plan or Distribution and Service Plan for each class of shares of each of the Funds, the Trust has adopted a separate Service Plan or Distribution and Service Plan for each of its classes of shares, Framlington has adopted two separate Service Plans or Distribution and Service Plans for each of its classes of shares, and St. Clair has adopted (i) a Service Plan for Class K Shares of its Institutional Funds and
(ii) a Distribution and Service Plan for its Liquidity Plus Money Market Fund;

     WHEREAS, each of the Fund Groups, on behalf of the Funds, desires to combine and restate all of the foregoing plans for each of the Funds existing as of February 25, 2001 into one Combined Distribution and Service Plan ("Combined Plan");

     NOW, THEREFORE, each of the Fund Groups, hereby adopts on behalf of each of its Funds listed on the attached Exhibits, as may be amended and supplemented from time to time, this Combined Plan, as hereby amended and restated, in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions:

     1. Subject to the limitations on the payment of asset-based sales charges set forth in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), as amended from time to time, each Fund shall pay to the Distributor, or pay directly to a Service Organization, an aggregate fee for distribution-related activities ("Distribution Fee") at the annualized rate specified in the table below provided that:

     (a) Up to 0.25% of the average daily net asset value of such class of shares of each Fund ("25 basis points") shall be used as a service fee ("Service Fee") as defined by Section 2830 of the Conduct Rules, and

     (b) Not more than the amount in excess of the 25 basis points may be used for general distribution purposes (including but not limited to commission payments to broker-dealers, advertising, sales literature and other forms of marketing activities, functions and expenses).


                                                Distribution Fee
                                                Annual Rate
                                                (based on the average daily
                                                net asset value of the
                                                specified class of shares of
Fund Shares                                     each Fund)
-------------------------------------------------------------------------------
Class A of the Fund listed on Exhibit A                   0.30%

-------------------------------------------------------------------------------
Class A of the Funds listed on Exhibit A1                 0.25%

-------------------------------------------------------------------------------
Class B of the Funds listed on Exhibit B                  1.00%

-------------------------------------------------------------------------------
Class C of the Funds listed on Exhibit C                  1.00%

-------------------------------------------------------------------------------
Class K of the Funds listed on Exhibit K                  0.25%

-------------------------------------------------------------------------------
The Fund listed on Exhibit L                              0.35%

-------------------------------------------------------------------------------
Class II of the Funds listed on Exhibit II                1.00%

    2. The Distribution Fee and Service Fee each shall be calculated and accrued daily and paid at such intervals as the Board of Directors/Trustees of each Fund Group shall determine, subject to applicable Conduct Rules of the NASD and any applicable rules or regulations of the SEC.

    3. Payments under this Combined Plan for each Fund and its classes of shares are not tied exclusively to actual distribution and/or service fees and expenses, and the payments under this Combined Plan may exceed distribution and service expenses actually incurred.

    4. The Combined Plan shall not take effect with respect to any Fund Group until it, with any related agreements, has been approved by votes of a majority of both (a) the Trustees or Directors of the applicable Fund Group and (b) those Trustees or Directors of the applicable Fund Group who are not "interested persons" of such Fund Group (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on this Combined Plan and such related agreements.

    5. The Combined Plan shall continue in full force and effect as to the classes of shares of each of the Funds listed on the attached Exhibits, as may be amended and supplemented from time to time, for so long as such continuance is specifically approved at least annually in the manner provided in paragraph 4 hereof for approval of this Combined Plan.

    6. The Distributor shall provide to the Trustees and Directors of the Fund Groups, and the Trustees and Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

    7. The Combined Plan may be terminated as to any Fund at any time, without payment of any penalty, by the vote of the Trustees or Directors of the applicable Fund Group, by the vote of a majority of the Rule 12b-1 Trustees, or by the vote of a majority of the outstanding voting securities of any Fund.

    8. The Combined Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by the shareholders of the relevant Fund or Funds in the manner provided in the 1940 Act, and no material amendment to this Combined Plan shall be made unless approved in the manner provided in paragraph 4 hereof for approval and annual renewal of this Combined Plan.

    9. While this Combined Plan is in effect, the selection and nomination of Trustees and Directors who are not interested persons (as defined in the 1940
Act) of the Fund Groups shall be committed to the discretion of the Trustees or Directors who are not such interested persons.

    10. The Fund Groups shall preserve copies of this Combined Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six (6) years, any such agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

                                                               February 25, 2001

                                   Exhibit A
                                CLASS A SHARES

-----------------------------------------------------------------------------
Munder Funds, Inc.             Date of Board           Date of
Fund                             Approval             Amendments
----                             --------             ----------
-----------------------------------------------------------------------------
Fund of Funds                     2/4/97            8/3/99, 2/25/01
-----------------------------------------------------------------------------

                                                               February 25, 2001

                                  Exhibit A1
                                CLASS A SHARES

-----------------------------------------------------------------------------------------
Munder Funds, Inc.                       Date of Board            Date of
Fund                                       Approval              Amendments
----                                       --------              ----------
-----------------------------------------------------------------------------------------
Bio(Tech)/2/ Fund                               8/8/00              2/25/01
-----------------------------------------------------------------------------------------
Digital Economy Fund                            8/8/00              2/25/01
-----------------------------------------------------------------------------------------
Focus Growth Fund                               8/6/96           8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Future Technology Fund                          5/4/99           8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Growth Opportunities Fund                      2/24/98           8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
International Bond Fund                         5/6/96           8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
International NetNet Fund                      2/14/00               2/25/01
-----------------------------------------------------------------------------------------
Micro-Cap Equity Fund                           8/6/96           8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Money Market Fund                              7/20/93       1/13/95, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Multi-Season Growth Fund                       4/23/93       1/13/95, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
NetNet Fund                                     8/6/96        5/5/98, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Power Plus Fund                                2/25/01                N/A
-----------------------------------------------------------------------------------------
Real Estate Equity Investment Fund             8/30/94       1/13/95, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Small-Cap Value Fund                            8/6/96           8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Munder Funds Trust                       Date of Board            Date of
Fund                                       Approval              Amendments
----                                       --------              ----------
-----------------------------------------------------------------------------------------
Balanced Fund                                  1/22/93       1/21/94, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Bond Fund                                      7/28/92       1/21/94, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Cash Investment Fund                           7/28/92       1/21/94, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Equity Income Fund                             7/28/92       1/21/94, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Index 500 Fund                                 7/28/92       1/21/94, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Intermediate Bond Fund                         7/28/92       1/21/94, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
International Equity Fund                      7/28/92       1/21/94, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund                   10/29/93       1/21/94, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Small Company Growth Fund                      7/28/92       1/21/94, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Tax-Free Bond Fund                             4/15/93       1/21/94, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Bond Fund          7/28/92       1/21/94, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
U.S. Government Income Fund                    7/28/92       1/21/94, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                7/28/92       1/21/94, 8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Munder Framlington Funds Trust           Date of Board            Date of
Fund                                       Approval              Amendments
----                                       --------              ----------
-----------------------------------------------------------------------------------------
Emerging Markets Fund                          11/7/96           8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Healthcare Fund                                11/7/96           8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
International Growth Fund                      11/7/96           8/3/99, 2/25/01
-----------------------------------------------------------------------------------------
Global Financial Services Fund                 2/24/98           8/3/99, 2/25/01
-----------------------------------------------------------------------------------------

                                     A1-1

                                                               February 25, 2001
                                   Exhibit B
                                 CLASS B SHARES

------------------------------------------------------------------------------
Munder Funds, Inc.                      Date of Board          Date of
Fund                                      Approval            Amendments
----                                      --------            ----------
------------------------------------------------------------------------------
 Bio(Tech)/2/ Fund                           8/8/00            2/25/01
------------------------------------------------------------------------------
 Digital Economy Fund                        8/8/00            2/25/01
------------------------------------------------------------------------------
 Focus Growth Fund                           8/6/96        8/3/99, 2/25/01
------------------------------------------------------------------------------
 Fund of Funds                               2/4/97        8/3/99, 2/25/01
------------------------------------------------------------------------------
 Future Technology Fund                      5/4/99        8/3/99, 2/25/01
------------------------------------------------------------------------------
 Growth Opportunities Fund                  2/24/98        8/3/99, 2/25/01
------------------------------------------------------------------------------
 International Bond Fund                     5/6/96        8/3/99, 2/25/01
------------------------------------------------------------------------------
 International NetNet Fund                  2/14/00            2/25/01
------------------------------------------------------------------------------
 Micro-Cap Equity Fund                       8/6/96        8/3/99, 2/25/01
------------------------------------------------------------------------------
 Money Market Fund                          7/20/93   1/13/95, 8/3/99, 2/25/01
------------------------------------------------------------------------------
 Multi-Season Growth Fund                   4/23/93   1/13/95, 8/3/99, 2/25/01
------------------------------------------------------------------------------
 NetNet Fund                                 5/5/98        8/3/99, 2/25/01
------------------------------------------------------------------------------
 Power Plus Fund                            2/25/01               N/A
------------------------------------------------------------------------------
 Real Estate Equity Investment Fund         8/30/94   1/13/95, 8/3/99, 2/25/01
------------------------------------------------------------------------------
 Small-Cap Value Fund                        8/6/96         8/3/99, 2/25/01
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Munder Funds Trust                      Date of Board          Date of
Fund                                      Approval            Amendments
----                                      --------            ----------
------------------------------------------------------------------------------
Balanced Fund                                12/93    1/21/94, 8/3/99, 2/25/01
------------------------------------------------------------------------------
Bond Fund                                    12/93    1/21/94, 8/3/99, 2/25/01
------------------------------------------------------------------------------
Equity Income Fund                           12/93    1/21/94, 8/3/99, 2/25/01
------------------------------------------------------------------------------
Index 500 Fund                               12/93    1/21/94, 8/3/99, 2/25/01
------------------------------------------------------------------------------
Intermediate Bond Fund                       12/93    1/21/94, 8/3/99, 2/25/01
------------------------------------------------------------------------------
International Equity Fund                    12/93    1/21/94, 8/3/99, 2/25/01
------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund                  12/93    1/21/94, 8/3/99, 2/25/01
------------------------------------------------------------------------------
Small Company Growth Fund                    12/93    1/21/94, 8/3/99, 2/25/01
------------------------------------------------------------------------------
Tax-Free Bond Fund                           12/93    1/21/94, 8/3/99, 2/25/01
------------------------------------------------------------------------------
Tax-Free Short-Intermediate Bond Fund        12/93    1/21/94, 8/3/99, 2/25/01
------------------------------------------------------------------------------
U.S. Government Income Fund                  12/93    1/21/94, 8/3/99, 2/25/01
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Munder Framlington Funds Trust          Date of Board          Date of
Fund                                      Approval            Amendments
----                                      --------            ----------
------------------------------------------------------------------------------
Emerging Markets Fund                      11/7/96             8/3/99, 2/25/01
------------------------------------------------------------------------------
Healthcare Fund                            11/7/96             8/3/99, 2/25/01
------------------------------------------------------------------------------
International Growth Fund                  11/7/96             8/3/99, 2/25/01
------------------------------------------------------------------------------
Global Financial Services Fund             2/24/98             8/3/99, 2/25/01
------------------------------------------------------------------------------

                                                               February 25, 2001
                                   Exhibit C
                                 CLASS C SHARES

---------------------------------------------------------------------------------
Munder Funds, Inc.                       Date of Board           Date of
Fund                                        Approval            Amendments
----                                        --------            ----------
---------------------------------------------------------------------------------
Focus Growth Fund*                           8/6/96           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Growth Opportunities Fund*                  2/24/98           8/3/99, 2/25/01
---------------------------------------------------------------------------------
International Bond Fund                      5/6/96           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Micro-Cap Equity Fund                        8/6/96           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Money Market Fund                           7/20/93      1/13/95, 5/6/97, 8/3/99,
                                                                  2/25/01
---------------------------------------------------------------------------------
Multi-Season Growth Fund                    7/20/93      1/13/95, 5/6/97, 8/3/99,
                                                                  2/25/01
---------------------------------------------------------------------------------
NetNet Fund                                  8/4/98           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Real Estate Equity Investment Fund          8/30/94      1/13/95, 5/6/97, 8/3/99,
                                                                  2/25/01
---------------------------------------------------------------------------------
Small-Cap Value Fund                         8/6/96           8/3/99, 2/25/01
---------------------------------------------------------------------------------

 *Not currently being offered to the public.

---------------------------------------------------------------------------------
Munder Funds Trust                       Date of Board           Date of
Fund                                        Approval            Amendments
----                                        --------            ----------
---------------------------------------------------------------------------------
Balanced Fund                               4/26/95           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Bond Fund                                   4/26/95           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Equity Income Fund                          4/26/95           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Index 500 Fund                              4/26/95           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Intermediate Bond Fund                      4/26/95           8/3/99, 2/25/01
---------------------------------------------------------------------------------
International Equity Fund                   4/26/95           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund                 4/26/95           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Small Company Growth Fund                   4/26/95           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Tax-Free Bond Fund                          4/26/95           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Tax-Free Short-Intermediate Bond Fund       4/26/95           8/3/99, 2/25/01
---------------------------------------------------------------------------------
U.S. Government Income Fund                 4/26/95           8/3/99, 2/25/01
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Munder Framlington Funds Trust           Date of Board           Date of
Fund                                       Approval             Amendments
----                                       --------             ----------
---------------------------------------------------------------------------------
Emerging Markets Fund                       11/7/96           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Healthcare Fund                             11/7/96           8/3/99, 2/25/01
---------------------------------------------------------------------------------
International Growth Fund                   11/7/96           8/3/99, 2/25/01
---------------------------------------------------------------------------------
Global Financial Services Fund              2/24/98           8/3/99, 2/25/01
---------------------------------------------------------------------------------

                                                               February 25, 2001
                                   Exhibit K
                                CLASS K SHARES
--------------------------------------------------------------------------------
Munder Funds, Inc.                              Date of Board      Date of
Fund                                              Approval        Amendments
----                                              --------        ----------
--------------------------------------------------------------------------------
Bio(Tech)/2/ Fund                                   8/8/00          2/25/01
--------------------------------------------------------------------------------
Digital Economy Fund                                8/8/00          2/25/01
--------------------------------------------------------------------------------
Focus Growth Fund                                   8/6/96          2/25/01
--------------------------------------------------------------------------------
Future Technology Fund                             5/15/00          2/25/01
--------------------------------------------------------------------------------
Growth Opportunities Fund                          2/24/98          2/25/01
--------------------------------------------------------------------------------
International Bond Fund                             5/6/96          2/25/01
--------------------------------------------------------------------------------
International NetNet Fund                          2/14/00          2/25/01
--------------------------------------------------------------------------------
Micro-Cap Equity Fund                               8/6/96          2/25/01
--------------------------------------------------------------------------------
Multi-Season Growth Fund                           4/23/93          2/25/01
--------------------------------------------------------------------------------
Power Plus Fund                                    2/25/01          2/25/01
--------------------------------------------------------------------------------
Real Estate Equity Investment Fund                 4/26/95          2/25/01
--------------------------------------------------------------------------------
Small-Cap Value Fund                                8/6/96          2/25/01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Munder Funds Trust                              Date of Board      Date of
Fund                                              Approval        Amendments
----                                              --------        ----------
--------------------------------------------------------------------------------
Balanced Fund                                      1/22/93          2/25/01
--------------------------------------------------------------------------------
Bond Fund                                          7/28/92          2/25/01
--------------------------------------------------------------------------------
Cash Investment Fund                               7/28/92          2/25/01
--------------------------------------------------------------------------------
Equity Income Fund                                 7/28/92          2/25/01
--------------------------------------------------------------------------------
Index 500 Fund                                     7/28/92          2/25/01
--------------------------------------------------------------------------------
Intermediate Bond Fund                             7/28/92          2/25/01
--------------------------------------------------------------------------------
International Equity Fund                          7/28/92          2/25/01
--------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund                       10/29/93          2/25/01
--------------------------------------------------------------------------------
Small Company Growth Fund                          7/28/92          2/25/01
--------------------------------------------------------------------------------
Tax-Free Bond Fund                                 4/15/93          2/25/01
--------------------------------------------------------------------------------
Tax Free Money Market Fund                         7/28/92          2/25/01
--------------------------------------------------------------------------------
Tax-Free Short-Intermediate Bond Fund              7/28/92          2/25/01
--------------------------------------------------------------------------------
U.S. Government Income Fund                        7/28/92          2/25/01
--------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                    7/28/92          2/25/01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Munder Framlington Funds Trust                  Date of Board      Date of
Fund                                              Approval        Amendments
----                                              --------        ----------
--------------------------------------------------------------------------------
Emerging Markets Fund                              11/7/96         2/25/01
--------------------------------------------------------------------------------
Healthcare Fund                                    11/7/96         2/25/01
--------------------------------------------------------------------------------
International Growth Fund                          11/7/96         2/25/01
--------------------------------------------------------------------------------
Global Financial Services Fund                     2/24/98         2/25/01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
St. Clair Funds, Inc.                           Date of Board      Date of
Fund                                              Approval        Amendments
----                                              --------        ----------
--------------------------------------------------------------------------------
Institutional S&P 500 Index Equity Fund             8/3/99          2/25/01
--------------------------------------------------------------------------------
Institutional S&P MidCap Index Equity Fund          8/3/99          2/25/01
--------------------------------------------------------------------------------
Institutional S&P SmallCap Index Equity Fund        8/3/99          2/25/01
--------------------------------------------------------------------------------
Institutional Short Term Treasury Fund              8/3/99          2/25/01
--------------------------------------------------------------------------------
Institutional Money Market Fund                     8/3/99          2/25/01
--------------------------------------------------------------------------------

                                                               February 25, 2001

                                   Exhibit L
                                 CLASS L SHARES

--------------------------------------------------------------------------------
St. Clair Funds, Inc.                           Date of Board      Date of
Fund                                              Approval        Amendments
----                                              --------        ----------
--------------------------------------------------------------------------------
Liquidity Plus Money Market Fund                  11/7/96           2/25/01
--------------------------------------------------------------------------------

                                                               February 25, 2001

                                   Exhibit II
                                CLASS II SHARES

--------------------------------------------------------------------------------
                                                Date of Board      Date of
Fund                                              Approval        Amendments
----                                              --------        ----------
--------------------------------------------------------------------------------
Bio(Tech)/2/ Fund                                   8/8/00          2/25/01
--------------------------------------------------------------------------------
Digital Economy Fund                                8/8/00          2/25/01
--------------------------------------------------------------------------------
Focus Growth Fund                                   2/14/00         2/25/01
--------------------------------------------------------------------------------
Future Technology Fund                             11/11/99         2/25/01
--------------------------------------------------------------------------------
Growth Opportunities Fund                           2/14/00         2/25/01
--------------------------------------------------------------------------------
International NetNet Fund                           2/14/00         2/25/01
--------------------------------------------------------------------------------
Power Plus Fund                                     2/25/01           N/A
--------------------------------------------------------------------------------

                                     II-1